Annual Meeting of Shareholders June 3, 2026

Welcome

Today’s Agenda Welcome Arrow Overview Business Meeting Financials Positioned for Growth Closing

Safe Harbor Statement The information in this presentation may contain statements regarding management’s beliefs, assumptions, expectations, estimates and/or projections about Arrow’s future results and financial condition. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obliged to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the Securities and Exchange Commission.

Merger Related Disclaimers Additional Information and Where to Find It In connection with the proposed transaction, Arrow has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) to register the shares of Arrow common stock to be issued in connection with the proposed transaction. The registration statement includes a proxy statement of Adirondack, which also constitutes a prospectus of Arrow, that has been sent to shareholders of Adirondack seeking certain approvals related to the proposed transaction. Arrow may file with the SEC other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARROW, ADIRONDACK, AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the registration statement, including the proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Arrow, without charge, at the SEC’s website www.sec.gov. Copies of documents filed with the SEC by Arrow will be made available free of charge in the “Documents” section of Arrow’s website, www.arrowfinancial.com, under the heading “Filings.” The information on Arrow’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings Arrow makes with the SEC. Participants in Solicitation Adirondack, Arrow, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Adirondack in respect of the proposed transaction under the rules of the SEC. Information regarding Arrow’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 23, 2026 and certain other documents filed by Arrow with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed or to be filed with the SEC.

Acknowledgements Annual Meeting Technical Support Justin Murberg, CPA Audit Senior Manager Frank Arren Inspector of Elections Benjamin M. Azoff Attorneys

Arrow Overview

Our Family of Companies

Our Market as of April 30, 2026 Insurance Offices Bank Branches 938 • $4.5 billion in assets • 575 plus employees • Primary service area population of more than 1.1 million

Our Philanthropy

Welcome, Mr. Jahnel Darrin M. Jahnel CEO and Co-Founder, Jahnel Group Effective November 25, 2025

Thank You, Ms. Miller Elizabeth A. Miller President and CEO, Miller Mechanical Services, Inc.

Our Directors



Tenée R. Casaccio, AIA
Chair
Managing Principal,
JMZ Architects and Planners, P.C.



Mark L. Behan
Founder and President, Behan Communications, Inc.



Gregory J. Champion
Retired Chief Legal Officer, Syncromune, Inc.



James M. Dawsey
President, MLB Construction Services, LLC



David S. DeMarco
President and CEO, Arrow Financial Corporation



Dr. Kristine D. Duffy
Strategic Advisor,
Behan Communications



Darrin M. Jahnel
CEO and Co-Founder,
Jahnel Group



David G. Kruczlnicki
Retired President and CEO,
Glens Falls Hospital



Philip Morris
CEO, Proctors Collaborative



Raymond F. O'Conor
Retired President and CEO,
Saratoga National Bank



Colin L. Read, PhD
Professor – Department of Economics and Finance, SUNY Plattsburgh



Daniel J. White
Retired Managing Partner,
KPMG LLP Albany

ARROW Financial Corporation

Our Executive Management Michael Jacobs EVP and Chief Information Officer Penko K. Ivanov SEVP, Chief Financial Officer, Treasurer and Chief Accounting Officer David S. DeMarco President and CEO Brooke M. Pancoe EVP and Chief Human Resources Officer Marc J. Yrsha SEVP and Chief Banking Officer Andrew J. Wise SEVP and Chief Risk Officer

Our Senior Management Douglas Thorn SVP and Director of Insurance Operations Leslie Munger SVP and Director of Compliance and Risk Ginny Sullivan SVP and Director of Residential Lending Kurt Moser SVP and Director of Corporate Banking Wendy Lanzone SVP and CEX Director of Deposit and Loan Services Dave Riihimaki SVP and Director of Credit Administration Annette Reitano SVP and Director of Marketing and Communications Ian Williams SVP and Director of Retail and Business Banking Arleen Girard SVP and Director of Business Services Scott Duggleby SVP and Director of Wealth Management Ryan Case SVP and Capital Region Market Executive Wendy Brust SVP and Director of Information Technology Candice Healy SVP and Director of Retail Banking Harry Kabalian SVP and Director of Financial Planning & Analysis and Treasury Alex Rusate SVP and Director of Internal Audit Amy Merchant SVP and Director of Employee Total Rewards

Business Meeting

2026 Shareholder Voting Proposals 1. The election of four Class A Directors to three (3) year terms, each to serve until their successor has been duly elected and qualified. 2. Advisory approval of our 2025 executive compensation (“Say-on-Pay”). 3. Ratification of the selection of Crowe LLP ("Crowe") as our independent auditor for 2026.

Financials

2025 Financial Highlights 2025 was a transformative year, delivering substantial EPS growth, ROA of 1.00% and expanded Net Interest Margin to almost 3.20%. 2025 also marked a return to double- digit Return on Equity for Arrow, Net charge-offs below 20 bps and strong credit metrics.

20 Financial information provided in this document is unaudited. Return on Average Assets 1.00% Earnings Per Share $2.65 Record FTE NIM 3.19% 2025 Return on Average Equity 10.66% TBV/Share $24.71; +10.3% YoY Net Charge-Offs 0.19% NPLs $8.5M; 0.24% of Total Loans 2025 saw strong growth in EPS, ROA, NIM and TBV 2025 Summary 1 The financial summary includes certain previously disclosed non-GAAP measures commonly accepted and widely used within the banking industry. Refer to the Arrow’s Annual Report on Form 10-K for a reconciliation of any non-GAAP measures. 1

$2,668 $2,983 $3,207 $3,392 $3,453 2021 2022 2023 2024 2025 Loans Loans and Deposits Dollars in millions History of strong performance Total loans do not include FV hedge mark of $5.8M and $2.2M in 2023 and 2024, respectively. $3,550 $3,498 $3,513 $3,558 $3,639 2021 2022 2023 2024 2025 Deposits 0.6% CAGR 6.7% CAGR Deposits do not include brokered deposits.

Key Metrics 1.28% 1.21% 0.74% 0.70% 1.00% 2021 2022 2023 2024 2025 Return on Average Assets 14.09% 13.55% 8.29% 7.72% 10.66% 2021 2022 2023 2024 2025 Return on Average Equity $0.96 $1.03 $1.07 $1.09 $1.14 2021 2022 2023 2024 2025 Cash Dividends Paid Per Share $2.92 $2.86 $1.77 $1.77 $2.65 2021 2022 2023 2024 2025 Reported EPS

Strong Capital Position 9.68% 13.10% 13.74% 14.86% 9.19% 4.00% 4.50% 6.00% 8.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Select Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2025 $371 $354 $380 $401 $432 2021 2022 2023 2024 2025 Stockholders’ Equity

1Q 2026 Performance

1Q 2026 Highlights ➢ 1Q26 Net Income of $13.5 million, or $0.82 EPS • 1Q26 EPS driven by NIM expansion (loan & deposit repricing, reinvestment rate on AFS securities) • 1Q26 included ~$800k for pre-tax merger-related expenses (MRE); lowering Core EPS of $0.85 by $0.03 • 1Q26 Effective Tax Rate (ETR) of 22.5%; Expecting lower ETR for full year 2026 as tax planning strategies are implemented • Efficiency ratio just below 60%; 58.1% excl. MRE ➢ FTE 1Q26 NIM 3.48% vs. 3.25% for 4Q25 ➢ 1Q26 ROA of 1.23% • Impacted by 6bps due to MRE ➢ Strong credit metrics • Annualized net charge-offs of 10bps • $4.4 million (13bps) of non-performing loans ➢ Cost of Retail Deposits decreased by 11bps in 1Q26 to 1.62% ➢ Arrow announced acquisition of Adirondack Bancorp, Inc. • ~ $950 million in assets • 19 branch locations • Received approval from our primary regulator the OCC

1Q 2026 Financial Summary $24.71 $25.09 4Q25 1Q26 Fully Diluted Tangible Book Value 3.25% 3.48% 4Q25 1Q26 FTE Net Interest Margin (NIM) 1.24% 1.29% 4Q25 1Q26 Core Return on Assets $3,639 $3,714 4Q25 1Q26 Deposit Balances Dollars in millions Deposits exclude $300M of brokered certificate of deposits $0.85 $0.85 4Q25 1Q26 Core Earnings per Share 9.19% 9.22% 4Q25 1Q26 Tangible Common Equity 1 The financial summary includes certain previously disclosed non-GAAP measures commonly accepted and widely used within the banking industry. Refer to the Arrow’s 1st Quarter Report on Form 10-Q for a reconciliation of any non-GAAP measures. 1

Positioned for Growth

Overall Strong Performance Unified Our Brand Expanded Our Presence Enhanced Security Delivered Strong Financial Performance

One Bank. One Arrow.

Investing in Our Branch Network • Our branches remain central to the Arrow experience. • Fully renovated our Queensbury branch in 2025. • We will continue to invest in our locations to ensure our branches reflect the strength of our brand and provide the best environment for personalized service.

Launched Digital Wallet available on Apple Pay , Google Pay or Samsung Wallet , giving customers enhanced convenience and flexibility in how they manage and access their accounts Advancing Technology One Bank Weekend unified our banking systems, enabling greater efficiency, consistency and scalability ® Achieved 2.25 million website sessions, a 23% increase year over year Expanded social media presence with the launch of our Instagram, Facebook and YouTube channels consolidated for Arrow Bank ®

Safer Banking, Stronger Communities Launched an expanded fraud education center Offer accessible fraud tools and resources to help customers stay informed Fraud prevention is a key pillar of our social media strategy Share timely alerts, tips and educational content We remain committed to safer banking, together Fraud Center Tools & Resources Fraud Prevention Education Our Commitment

Expanding Wealth and Insurance Solutions • Growing our Wealth Management and Insurance businesses remains a key strategic priority • Following the 2024 acquisitions of assets from A&B Agency, Inc., our Upstate Agency team successfully integrated the new book of business while maintaining 100% client retention • Our Wealth Management team continued to expand its reach, providing personalized financial planning, investment management and retirement services to individuals, families and businesses across our footprint

Celebrating 175 Years

Strategic Merger and Acquisition to acquire

What This Means for Arrow Bank Greater competitive advantage and new market growth Remain focused on community banking and increase our impact even more Opportunities for staff to expand skillsets and widen their roles Great time to be an Arrow shareholder

Combined Footprint Our combined footprint shows Arrow’s commitment to the Adirondack region while expanding into the Mohawk Valley. • Arrow Financial Corp. (38) • Adirondack Bancorp, Inc. (20)

Combined Pro Forma Financials as of 12/31/2025 • Total assets $5.4 billion • Total deposits $4.8 billion • Total gross loans of $4.1 billion • Arrow’s total assets will increase by approximately $1 billion Arrow’s total assets will be approximately $5.4 billion

Welcome, Rocco F. Arcuri, Sr. Rocco F. Arcuri, Sr. Current Adirondack President and CEO

Awards 76CONSECUTIVE QUARTERS Arrow Bank Ranked third in Capital Region deposit rankings Arrow Bank PR Daily 2025 Marketing Awards Finalist for Best Rebrand or Refresh Arrow Bank

Our Team

Annual Meeting of Shareholders June 3, 2026